    Exhibit 99.1

Century Aluminum Company Reports First Quarter 2023 Results

Chicago, May 8, 2023 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its first quarter 2023 results.

Business Highlights

•Realized LME aluminum price of $2,350/T in first quarter is up $42/T from prior quarter
•Kentucky energy costs down $30/MWh, 47% improvement from Q4
•Strong total liquidity of $241.0 million as of March 31, 2023
•All operating smelters producing at targeted utilization levels
•Acquired 55% interest in Jamalco, a bauxite mining and alumina refining operation

First Quarter 2023 Financial Results

$MM (except shipments and per share data)
	Q4 2022	Q1 2023
Shipments (tonnes)	169,471	181,165
Net sales	$529.9	$552.4
Net loss	$(113.5)	$(38.6)
Diluted loss per share	$(1.24)	$(0.42)
Adjusted net loss(1)	$(31.3)	$(11.3)
Adjusted loss per share(1)	$(0.31)	$(0.11)
Adjusted EBITDA(1)	$(12.4)	$24.1

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures.

Net sales for the first quarter ended March 31, 2023 increased by 4 percent sequentially primarily due to higher realized aluminum prices.

Century reported a net loss of $(38.6) million for the first quarter of 2023, a $74.9 million improvement sequentially. First quarter results were impacted by $27.3 million of net exceptional items, in particular $47.8 million of unrealized losses on derivative instruments, $5.4 million in curtailment costs related to the Hawesville plant, and $2.2 million in share-based compensation costs, partially offset by $(25.6) million lower of cost or net realizable value adjustment, net of tax, and a $(2.5) million litigation settlement. Thus, Century reported an adjusted net loss of $(11.3) million for the first quarter of 2023, a $20.0 million improvement sequentially.

Adjusted EBITDA for the first quarter of 2023 was $24.1 million. This was an improvement of $36.5 million from the prior quarter, primarily driven by lower energy and raw material costs, partially offset by unfavorable sales mix.
Century's liquidity position at quarter end was $241.0 million, a decrease of $4.0 million from the prior quarter.

“Market conditions strengthened in the first quarter, driving a significant improvement in our financial results,” commented President and Chief Executive Officer Jesse Gary. “U.S. energy prices continued to moderate, with Kentucky power prices falling roughly 50% from fourth quarter levels. Meanwhile, further smelter curtailments in Europe and Yunnan, paired with better than expected aluminum demand, resulted in rising LME prices and regional premiums in the U.S. and Europe. Combined with strong operating performance, these market conditions allowed for good results across our smelters.”

“We are thrilled to be adding Jamalco to our operating portfolio,” continued Mr. Gary. “Century is very familiar with this excellent asset and management team, having long been one of Jamalco’s largest customers. Jamalco’s strategic location in the Atlantic basin is in close proximity to all of Century’s operating locations, providing short and secure supply lines and low logistics costs to each of our smelters. Regular supply of Jamalco’s high quality alumina to Century’s smelters will allow for improved operating performance and the vertical integration provided by this acquisition should better position Century to provide consistent financial results through industry cycles.”

“We look forward to joining the greater Jamalco community and becoming an active participant in the Jamaican economy. We welcome our new colleagues with open arms to the Century team and look forward to working with our partner Clarendon Alumina Production Limited to restore Jamalco to its full potential.”

Second Quarter 2023 Outlook

The company expects second quarter Adjusted EBITDA to range between $25 to $30 million based on improved power and other input costs along with break-even or better Jamalco performance.

About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the "safe harbor" created by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are statements about future events and are based on our current expectations.  These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Our forward-looking statements include, without limitation, statements with respect to: Our assessment of global and local financial and economic conditions; our assessment of the aluminum market and aluminum prices (including premiums); Our assessment of alumina pricing, the outlook on when energy prices, both in the United States and Europe, may return to more normalized levels, costs associated with our other key raw materials, and supply and availability of those key raw materials, including power (and related natural gas and coal), the likelihood and extent of any power curtailments; Our assessment of power price and availability for our U.S. and European operations; The impact of the COVID-19 pandemic, and governmental guidance and regulations aimed at addressing the pandemic, including any possible impact on our business, operations, financial condition, results of operation, global supply chains or workforce; The impact of the war in Ukraine, including any sanctions and export controls targeting Russia and businesses tied to Russia and to sanctioned entities and individuals, including any possible impact on our business, operations, financial condition, results of operations and global supply chains; The future financial and operating performance of Century and its subsidiaries; Our ability to successfully manage market risk and to control or reduce costs; Our plans and expectations with respect to future operations of the Company and its subsidiaries, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; Our plans and expectations with regards to future operations of our Mt. Holly smelter, including our expectations as to the restart of curtailed production at Mt. Holly, including the timing, costs and benefits associated with restarting curtailed production; Our plans with regards to future operations of our Hawesville smelter, including our expectations as to the timing, costs and benefits associated with restarting curtailed production; Our plans and expectations with regards to the Grundartangi casthouse project, including our expectations as to the timing, costs and benefits associated with the Grundartangi casthouse project; Our plans and expectations with respect to the acquisition of a 55% interest in Jamalco, including our expectations as to the costs and benefits associated with this transaction; Our ability to successfully obtain and/or retain competitive power arrangements for our operations; The impact of Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; The impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions or any changes in interpretation of existing laws or regulations; Our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; Our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; Our ability to repay or refinance debt in the future; Our ability to recover losses from our insurance; Our assessment and estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; Our assessment of any future tax audits or insurance claims and their respective outcomes; Negotiations with labor unions or future representation by a union of our employees; Our assessment of any information technology-related risks, including the risk from cyberattacks or other data security breaches, including the cybersecurity incident that occurred on February 16, 2022; Our plans and expectations regarding potential M&A including our ability to consummate such transactions and our assessments of certain risks associated with the same, including, for example, unforeseen costs and expenses associated with unidentified liabilities, and difficulties integrating an acquired asset into our existing operations; Our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements.  Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, Quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission.  Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended.  Many of these factors are beyond our ability to control or predict.  Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	March 31,	December 31,	March 31,
	2022	2022	2023
NET SALES:
Related parties	$433.1	$349.6	$412.2
Other customers	320.5	180.3	140.2
Total net sales	753.6	529.9	552.4
Cost of goods sold	660.4	549.3	504.3
Gross profit (loss)	93.2	(19.4)	48.1
Selling, general and administrative expenses	11.7	11.3	13.4
Other operating expense (income) - net	0.2	(0.2)	7.2
Operating income (loss)	81.3	(30.5)	27.5
Interest expense	(7.3)	(8.4)	(8.7)
Interest income	0.1	0.3	0.3
Net loss on forward and derivative contracts	(56.7)	(90.6)	(57.6)
Other income (expense) - net	2.0	(1.4)	(0.3)
Income (loss) before income taxes	19.4	(130.6)	(38.8)
Income tax (expense) benefit	(1.7)	17.2	0.2
Income (loss) before equity in earnings of joint ventures	17.7	(113.4)	(38.6)
Equity in earnings (losses) of joint ventures	—	(0.1)	—
Net income (loss)	$17.7	$(113.5)	$(38.6)
Less: net income allocated to participating securities	1.1	—	—
Net income (loss) allocated to common stockholders	$16.6	$(113.5)	$(38.6)
EARNINGS (LOSS) PER COMMON SHARE:
Basic	$0.18	$(1.24)	$(0.42)
Diluted	0.18	(1.24)	(0.42)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	91.2	91.7	92.3
Diluted	97.1	91.7	92.3

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	December 31, 2022	March 31, 2023
ASSETS
Cash and cash equivalents	$54.3	$30.4
Restricted cash	1.2	1.2
Accounts receivable - net	66.9	47.8
Due from affiliates	4.8	16.5
Inventories	398.8	434.8
Derivative assets	127.3	51.3
Prepaid and other current assets	24.5	22.6
Total current assets	677.8	604.6
Property, plant and equipment - net	744.4	743.2
Other assets	49.8	51.3
TOTAL	$1,472.0	$1,399.1
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$167.3	$149.2
Due to affiliates	17.0	22.6
Accrued and other current liabilities	60.7	53.6
Derivative liabilities	9.7	5.4
Accrued employee benefits costs	9.9	9.9
Iceland term facility	13.3	12.3
U.S. revolving credit facility	90.0	63.1
Iceland revolving credit facility	35.0	45.0
Industrial revenue bonds	7.8	7.8
Total current liabilities	410.7	368.9
Senior notes payable	246.6	246.8
Convertible senior notes payable	84.4	84.5
Grundartangi casthouse debt facility	49.4	59.3
Iceland term facility, net of current portion	1.2	—
Accrued pension benefits costs - less current portion	44.5	41.8
Accrued postretirement benefits costs - less current portion	67.6	67.2
Other liabilities	36.0	37.1
Leases - right of use liabilities	20.9	21.5
Due to affiliates - less current portion	8.3	5.9
Deferred taxes	103.1	103.7
Total noncurrent liabilities	662.0	667.8
SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 53,854 outstanding at December 31, 2022 and March 31, 2023)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 99,510,499 issued and 92,323,978 outstanding at December 31, 2022 and March 31, 2023)	1.0	1.0
Additional paid-in capital	2,539.6	2,540.2
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(94.0)	(92.9)

Accumulated deficit	(1,961.0)	(1,999.6)
Total shareholders’ equity	399.3	362.4
TOTAL	$1,472.0	$1,399.1

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Three months ended March 31,
	2022	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$17.7	$(38.6)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized loss on derivative instruments	35.5	64.4
Lower of cost or NRV adjustment	—	5.1
Depreciation and amortization	19.4	15.9
Deferred tax provision (benefit)	1.3	(1.5)
Other non-cash items - net	(1.7)	(0.5)
Change in operating assets and liabilities:
Accounts receivable - net	(47.1)	19.1
Due from affiliates	(10.3)	(11.7)
Inventories	(0.9)	(41.1)
Prepaid and other current assets	(4.2)	1.8
Accounts payable, trade	31.6	(17.4)
Due to affiliates	(1.2)	10.4
Accrued and other current liabilities	1.6	(8.7)
Other - net	(4.3)	2.6
Net cash provided by (used in) operating activities	37.4	(0.2)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(26.0)	(14.3)
Proceeds from sale of property, plant and equipment	0.0	—
Net cash used in investing activities	(26.0)	(14.3)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	264.1	192.4
Repayments under revolving credit facilities	(307.4)	(209.4)
Debt issuance costs	(0.6)	—
Repayments of Iceland term facility	—	(2.4)
Borrowings under Grundartangi casthouse debt facility	40.0	10.0
Net cash provided by (used in) financing activities	(3.9)	(9.4)
CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	7.5	(23.9)
Cash, cash equivalents and restricted cash, beginning of period	40.7	55.5
Cash, cash equivalents and restricted cash, end of period	$48.2	$31.6

Supplemental Cash Flow Information:
Cash paid for:
Interest	$1.2	$4.0
Taxes, net of refunds	0.5	(0.4)
Non-cash investing activities:
Capital expenditures	4.2	3.9
Capitalized Interest	1.0	1.0

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)
	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2023
1st Quarter	102,430	$317.6	78,735	$210.1	181,165	$527.7

2022
4th Quarter	89,906	$270.5	79,565	$235.7	169,471	$506.2
1st Quarter	134,953	$494.8	76,458	$247.5	211,411	$742.3
    (1) Excludes scrap aluminum sales, purchased aluminum and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	December 31, 2022		March 31, 2023
	$MM	EPS	$MM	EPS
Net loss as reported (1)	$(113.5)	$(1.24)	$(38.6)	$(0.42)
Lower of cost or NRV inventory adjustment, net of tax	(8.3)	(0.09)	(25.6)	(0.28)
Unrealized loss on derivative contracts, net of tax	82.9	0.90	47.8	0.52
Hawesville curtailment costs	5.4	0.06	5.4	0.06
Share-based compensation	2.2	0.02	2.2	0.02
Litigation settlement	—	—	(2.5)	(0.03)
Impact of preferred and convertible shares	—	0.04	—	0.02
Adjusted net loss	$(31.3)	$(0.31)	$(11.3)	$(0.11)

Notes:
(1) In periods of positive earnings, this represents earnings allocated to participating dilutive shares.

	Three months ended
	December 31, 2022	March 31, 2023
Net loss as reported	$(113.5)	$(38.6)
Interest expense	8.4	8.7
Interest income	(0.3)	(0.3)
Net loss on forward and derivative contracts	90.6	57.6
Other income - net	1.4	0.3
Income tax expense	(17.2)	(0.2)
Equity in earnings of joint ventures	0.1	—
Operating (loss) income	(30.5)	27.5
Lower of cost or NRV inventory adjustment	(6.9)	(26.2)
Hawesville curtailment costs	5.4	5.4
Share-based compensation	2.2	2.2
Litigation settlement	—	(2.5)
Depreciation and amortization	17.4	17.7
Adjusted EBITDA	$(12.4)	$24.1

Contact
Peter Trpkovski
(Investors and media)
312-696-3132

Source: Century Aluminum Company